Home Office: Harrison, NY Administrative Office: 4333 Edgewood Road NE Cedar Rapids, IA 52499

July 31, 2019

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	ML of New York Variable Annuity Separate Account D

ML of New York IRA Annuity - Registration No. 333-197164

ML of New York Investor Choice – IRA Series – Registration No. 333-197167

Commissioners:

Transamerica Financial Life Insurance Company (the “Company”), on behalf of Registrant, has sent or will send to contract owners the annual/semi-annual reports for the period ended May 31, 2019, for the following underlying mutual funds (“Funds”) in which Registrant invests:

Annual Report Mailings:

BlackRock Low Duration Bond Portfolio, SEC File No.: 811-22061

Semi-Annual Report Mailings:

AB Discovery Value Fund, Inc., SEC File No.: 811-10221

AB Value Fund, Inc., SEC File No.: 811-10221

AB International Value Fund, SEC File No.: 811-10221

Fidelity Advisor Funds: Equity Growth Fund, SEC File No.: 811-03785

Fidelity Advisor Funds: Fidelity Stock Selector Mid Cap Fund, SEC File No. 811-03785

TA TS&W International Equity, SEC File No.: 811-08448

Pioneer Select Mid Cap Growth Fund, SEC File No. 811-21460

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their annual/semi-annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (720) 488-7884.

Very truly yours,

/s/ Brian Stallworth
Brian Stallworth
Assistant Secretary